UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2011

Interplay Entertainment Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-24363	33-0102707
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

12301 Wilshire Boulevard, Los Angeles, California 90025

(Registrant's telephone number, including area code): (310) 979-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01OTHER EVENTS

On April 25, 2011, the Financial Industry Regulatory Authority (FINRA) notified the Company that filing of an Annual Report on Form 10-K for the fiscal year ending December 31, 2010, is delinquent.  The Company intends to complete the filing within the 30 day grace period permitted by NASD Rule 6530.  If the Company fails to file the required report within the grace period, the Company's stock may be removed from trading on the OTC Bulletin Board

The Company is not aware of any undisclosed material information that would have prompted an increase in trading volume as was seen on April 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interplay Entertainment Corporation
(Registrant)

DATE: April 26, 2011	By:	/s/ Herve Caen
Herve Caen
Chief Executive Officer and Interim
Chief Financial Officer